Exhibit 10.11

EXECUTION VERSION

TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of December 1, 2009, by BUSCH ENTERTAINMENT LLC (the “Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement dated as of December 1, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral (excluding any Excluded Assets) of the Grantor:

(a) registered Trademarks of the Grantor listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Trademarks under this Trademark Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Trademarks.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow]

BUSCH ENTERTAINMENT LLC

By:	/s/ Howard J. Demsky
Name: Howard J. Demsky
Title: Secretary

Signature Page to Trademark Security Agreement

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

Signature Page to Trademark Security Agreement

Schedule I

to

TRADEMARK SECURITY AGREEMENT

UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS

Trademark Registrations:

TRADEMARK	REGISTRATION NUMBER
ABBEY STONE THEATRE	2640594
ADVENTURE CAMPS and Design (Whale Shark Penguin Zebra)	2873032
ADVENTURE ISLAND	2046955
ADVENTURE ISLAND	1945898
ADVENTURE ISLAND	1963124
ADVENTURE ISLAND	1963123
ADVENTURE ISLAND	1951270
AGONY EXPRESS	2778522
ALPENGEIST	2113059
APOLLO’S CHARIOT	2261705
APOLLO’S CHARIOT and Design	2363258
AQUATICA	3446885
AQUATICA SEAWORLD’S WATERPARK	3446880
AQUAZOID	2181254
AQUAZOID and Design	2181469
ARE YOU THERE YET?	2909302
BAY OF PLAY	3532005
BEACHIES	3450627
BIG DADDY FALLS	1989260
BOUNCE TICKET	2680234
CARIBBEAN COIN	1938076
CARIBBEAN CORKSCREW	2079079
CASABLANCA OUTFITTERS	2363461
CASABLANCA OUTFITTERS and Design	2363467
CHEETAH CHASE	2931990
CHOICE OF ADVENTURE	2288307
CONGO RIVER RAPIDS	1275520
CONSERVATION. IT’S IN OUR NATURE	2289369
CONSERVATION. IT’S IN OUR NATURE	2182469
CORKSCREW HILL	3129296
COW-A-BUNGA	1910495
CROWN COLONY	3094067
CROWN COLONY HOUSE	1770567
DAS FESTHAUS	2540168
DAS FESTHAUS	1961863
DOLPHIN PLUNGE	3450631
DUMPHREY THE DRAGON	2016068
EDGE OF AFRICA	2150334
EDGE OF AFRICA and Design	2150891
EDUCATION IS WILD	2272420
EMERALD ISLE	2566328

TRADEMARK	REGISTRATION NUMBER
ESCAPE FROM POMPEII	2066901
EVERGLIDES	2077343
FABIAN’S FUNPORT	1738731
GRIFFON	3321767
GRISLY GARDENS	2751216
GWAZI	2343810
GWAZI	2293675
GWAZI and Design	2369469
H2O UFO	2047459
HOLIDAY IN ROMA	2458641
HOO ROO RUN	3450629
HOWL-O-SCREAM	2322507
HOWL-O-SCREAM	2701725
HUBBA HUBBA HIGHWAY	2820503
IMAGINIQUE	2735522
IRISH THUNDER	2723152
ISLAND QUEST	3187294
JUNGALA	3699370
KATA’S KOOKABURRA COVE	3446300
KATONGA	2913947
KILLARNEY	2610532
KUMBA	1813175
KUMBA and Design	1825559
LAGUNA GRILL	2501008
LAND OF THE DRAGONS	2059452
LAND OF THE DRAGONS	2659354
LAND OF THE DRAGONS AND DESIGN	2057530
LOCH NESS MONSTER	1121613
LOCH NESS MONSTER DESIGN	1129697
MALIBU PIPELINE	1860056
MELTDOWN	2461282
MONTU	2137708
MONTU	2045080
MONTU and Design	2068969
MYOMBE RESERVE	1950969
MYOMBE RESERVE: THE GREAT APE DOMAIN	1779863
MYSTIC SHEIKS OF MOROCCO	1961760
NATURE’S KINGDOM	2267157
NITRO RACER	2300588
PET SHENANIGANS	2998243
PHOENIX	1339635
POT O GOLD	2741597
QUICK QUEUE	3665785
RACER CHASER	3489820
RHINO RALLY	2613246
RHINO RALLY	2521253
RHINO RALLY and Design	2678819
RIPPER ROW	2751217
ROA’S RAPIDS	3470641
ROCK AROUND THE BLOCK	2131369

TRADEMARK	REGISTRATION NUMBER
ROCK AROUND THE BLOCK and Design	2131392
ROMAN RAPIDS	1705532
RUNAWAY RAPIDS	2075560
SCORPION	1195912
SERENGETI PLAIN	1972712
SERENGETI SAFARI	2714927
SHEIKRA	3072162
SKY SPLASH	2014224
SLIPPITY DIPPITY	3489821
SPLASH ATTACK	2114855
STANLEY FALLS	1943939
STARFRIGHT ORCHESTRA	2546610
SULTAN’S SWEETS	2416792
SUNNIES N SUCH	3450628
TAUMATA RACER	3470642
THE BIG BAD WOLF	1877009
THE DESERT GRILL	2884182
THE GULF SCREAM	1311536
THE MEMORY THAT NEVER FADES	3060376
THE MORTUARY	2751215
THE SECRETS OF CASTLE O’SULLIVAN	2548479
TIMBUKTU	2077342
TOYS OF THE LEPRECHAUN	2660394
TUT’S TOMB and Design	2041821
UNITED WE SOAR	2885276
VAPOR TRAIL	2200408
VAPOR TRAIL and Design	2204567
WAHOO RUN	2445267
WALHALLA WAVE	3519804
WATER COUNTRY USA	1398916
WATER MOCCASIN	1837477
WHANAU WAY	3470645
WILD CARD	1943396
WILD CREATIONS	3281736
WILD INDULGENCE	2924112
WORLDS OF DISCOVERY	3437367
WORLDS OF DISCOVERY PARKS	3432417
XCURSIONS	3104865
X-ECUTIONERS	2783247
YOU’RE THIS CLOSE	3387830
Z1PPITY ZAPPITY	3489822
ZNN	2261396

Trademark Applications:

TRADEMARK	SERIAL NUMBER
WHERE WORLDS CONNECT	77/598661
ADVENTURE CAMPS and Design (Giraffe Dolphins)	77/820180

TRADEMARK	SERIAL NUMBER
AQUATICA	78/713792
AQUATICA SEAWORLD’S WATERPARK	78/894576
AQUATICA SEAWORLD’S WATERPARK	78/894480
CRITTER COMPOST	77/626307
EVERWYLD	77/735203
ISLAND NIGHTS	77/768016
SAFARI SOIL	77/626682
WORLDS OF DISCOVERY and Design (Color)	77/299722